                           SCHEDULE 14A INFORMATION*
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           WYNN'S INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           WYNN'S INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    * The shares of Common Stock issuable under the Wynn's International, Inc. Employee Stock Purchase Plan and the Wynn's International, Inc.
      Non-Employee Directors' Stock Option Plan will be registered pursuant to registration statements on Form S-8 to be filed prior to the issuance of such shares.

PRELIMINARY COPIES

                           WYNN'S INTERNATIONAL, INC.
                  500 NORTH STATE COLLEGE BOULEVARD, SUITE 700
                            ORANGE, CALIFORNIA 92668

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 11, 1994

     The Annual Meeting of Stockholders of Wynn's International, Inc., a Delaware corporation (the "Company"), will be held at the Doubletree Hotel, 100 The City Drive, Orange, California, on May 11, 1994, at 10:00 A.M., local time, to consider and vote on the following matters described in the attached Proxy
Statement:

     1. >The election of three directors for three-year terms ending in 1997;

     2. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000;

     3. The approval of the Wynn's International, Inc. Employee Stock Purchase Plan;

     4. The approval of the Wynn's International, Inc. Non-Employee Directors' Stock Option Plan;

     5. The approval of Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 1994; and

     6. The transaction of such other business as may properly come before the meeting, or any adjournments thereof.

The Board of Directors has fixed March 14, 1994 as the record date for the meeting, and only holders of Common Stock of record at the close of business on that date are entitled to receive notice of and vote at the meeting. Each stockholder is requested to execute the enclosed proxy card and to return it without delay in the enclosed postage-paid envelope. Any stockholder attending the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

                                             By Order of the Board of Directors

                                                      Gregg M. Gibbons
                                                         Secretary

Orange, California
March 25, 1994

PRELIMINARY COPIES

                           WYNN'S INTERNATIONAL, INC.
                             ---------------------

                                PROXY STATEMENT

     This Proxy Statement is furnished to stockholders of Wynn's International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on May 11, 1994, at 10:00 A.M., local time, and at any and all adjournments thereof. The executive offices of the Company are located at 500 North State College Boulevard, Suite 700, Orange, California 92668. This Proxy Statement and accompanying proxy are first being mailed to stockholders on or about March 25, 1994.

                                PROXY PROCEDURES

     The three persons named in the enclosed proxy have been selected by the Board of Directors to vote shares represented by valid proxies. These individuals have indicated that, unless otherwise specified in the proxy, they intend to vote (i) to elect as directors the nominees listed below, (ii) to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000, (iii) to approve the Wynn's International, Inc. Employee Stock Purchase Plan, (iv) to approve the Wynn's International, Inc. Non-Employee Directors' Stock Option Plan, and (v) to approve Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 1994. The Company has no knowledge of any other matters to be presented at the meeting except the report of officers on which no action is proposed to be taken. In the event other matters do properly come before the meeting, the persons named in the proxy will vote on such matters in accordance with their judgment.

     Any person executing a proxy may revoke it at any time prior to its exercise by filing with the Secretary of the Company a written revocation of the proxy or a duly executed proxy bearing a later date. The powers of the proxy holders also will be suspended in the event the person executing the proxy is present at the meeting, or any adjournment thereof, and elects to vote in person.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, some of the Company's directors, officers and regular employees, without extra remuneration, may conduct additional solicitation by telephone and personal interview.

     The 1993 Annual Report to Stockholders, which includes financial statements for the year ended December 31, 1993, accompanies this Proxy Statement. The Annual Report does not constitute a part of the proxy materials.

     As of the close of business on March 14, 1994, there were 5,548,117 outstanding shares of Common Stock. The Company has only one class of equity securities outstanding. Each share of Common Stock is entitled to one vote. The Board of Directors has set the close of business on March 14, 1994 as the record date for determining those stockholders entitled to vote at the Annual Meeting.

     In August 1993, the Company effected a three-for-two stock split. All references herein to numbers of shares of Common Stock reflect such stock split.

     Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as the Inspector of Elections for the meeting. The Inspector of Elections will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the stockholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     The Inspector of Elections will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of March 14, 1994 as to shares of the Company's Common Stock held by persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock based upon information received from such persons:

                     NAME AND ADDRESS                NUMBER OF SHARES     PERCENTAGE OF SHARES
                    OF BENEFICIAL OWNER             BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
        ------------------------------------------- ------------------    ---------------------
        Mario J. Gabelli...........................    1,319,709(2)                23.8
        One Corporate Center
        Rye, New York 10580
        Wynn Foundation............................         492,779                 8.9
        Post Office Box 14143
        Orange, California 92613
        Shufro, Rose & Ehrman......................      471,439(3)                 8.5
        745 Fifth Avenue
        New York, New York 10151
        Dimensional Fund Advisors Inc..............      394,125(4)                 7.1
        1299 Ocean Avenue, 11th Floor
        Santa Monica, California 90401
        James Carroll..............................      397,350(5)                 7.0
        P.O. Box 14143
        Orange, California 92613
        Metropolitan Life Insurance Company........      426,135(6)                 7.2
        One Madison Avenue
        New York, New York 10010

- ---------------

(1) Any securities not outstanding which are subject to options or conversion privileges which are exercisable within 60 days of March 14, 1994 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Mr. Gabelli has reported that these shares are owned by various entities engaged primarily in providing investment advisory services for their clients, that Mr. Gabelli directly or indirectly controls and acts as chief investment officer for such entities, and that he or they have sole voting power with respect to 1,238,109 shares, sole disposition power with respect to 1,299,359 shares and shared voting and disposition power with respect to 20,350 shares. Except for 43,500 shares owned by Gabelli Performance Partnership and 600 shares owned by Mr. Gabelli personally, Mr. Gabelli disclaims any economic interest in the above reported shares.

(3) Shufro, Rose & Ehrman has sole voting power with respect to 70,150 shares only. It has sole disposition power with respect to all 471,439 shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional") has reported that it is a registered investment advisor and was deemed to have beneficial ownership of 394,125 shares as of December 31, 1993, all of which shares were held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans. Dimensional serves as investment manager for each such entity. Dimensional disclaims beneficial ownership of all such shares. Dimensional has sole disposition power with respect to all 394,125 shares and sole voting power with respect to 272,100 shares, and it or certain of its officers have shared voting power with respect to 122,025 shares.

(5) Includes 159,900 shares purchasable within 60 days of March 14, 1994 upon the exercise of stock options. Excludes 22,040 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

(6) Metropolitan Life Insurance Company ("Metropolitan") is the registered holder of the Company's 9% Convertible Subordinated Note due March 6, 1996 in the principal amount of $6,250,000 (the "Convertible Note"). Pursuant to the terms of the Convertible Note, the holder may convert all or a portion of the principal amount of the Convertible Note into shares of Common Stock of the Company at $14.67 per share at any time prior to the maturity date of the Convertible Note. During 1993, Metropolitan converted a portion of the Convertible Note into 51,134 shares of Common Stock. In February 1994, Metropolitan converted a portion of the Convertible Note into 17,045 shares of Common Stock. If the remaining $6,250,000 principal amount of the Convertible Note is fully converted, the holder would receive 426,135 shares of Common Stock of the Company.

     The following table sets forth information as of March 14, 1994 with respect to shares of the Company's Common Stock owned by each director of the Company, by each executive officer listed in the Summary Compensation Table and by all directors and executive officers as a group.

                        NAME OF                    NUMBER OF SHARES        PERCENTAGE OF SHARES
                    BENEFICIAL OWNER             BENEFICIALLY OWNED(1)     BENEFICIALLY OWNED(2)
        ---------------------------------------- ---------------------     ---------------------
        James Carroll...........................       397,350(3)                   7.0
        Barton Beek.............................            1,500                     *
        Wesley E. Bellwood......................         7,750(4)                     *
        John D. Borie...........................         3,000(4)                     *
        Bryan L. Herrmann.......................            1,000                     *
        Robert H. Hood, Jr......................            1,000                     *
        Richard L. Nelson.......................            1,000                     *
        James D. Woods..........................            1,500                     *
        Gregg M. Gibbons........................        47,887(5)                     *
        Seymour A. Schlosser....................        32,700(6)                     *
        All directors and executive officers
          as a group (10 persons)...............       494,687(7)                   8.6

- ---------------

  * Less than one percent.

(1) Subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(2) Any securities not outstanding which are subject to options or conversion privileges which are exercisable within 60 days of March 14, 1994 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(3) Includes 159,900 shares purchasable within 60 days of March 14, 1994 upon the exercise of stock options. Excludes 22,040 shares owned by members of Mr. Carroll's family, as to which shares Mr. Carroll disclaims beneficial ownership.

(4) Excludes 492,779 shares owned by the Wynn Foundation, of which Mr. Bellwood and Mr. Borie are Trustees. See the table on page 2.

(5) Includes 34,200 shares purchasable within 60 days of March 14, 1994 upon the exercise of stock options.

(6) Includes 30,450 shares purchasable within 60 days of March 14, 1994 upon the exercise of stock options.

(7) Includes 224,550 shares purchasable within 60 days of March 14, 1994 upon the exercise of stock options.

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of that number of directors as may be determined by the Board of Directors. Currently there are eight directors. The Board of Directors is divided into three classes, two of the classes having three directors and the other class having two directors, and only one class being elected each year. In 1994, three directors are to be elected for a term of three years or until the election and qualification of their respective successors. For the purpose of electing directors, each stockholder is entitled to one vote per share for each of the three directors to be elected. The candidates receiving the highest number of votes will be elected.

     The nominees for election are: Wesley E. Bellwood, John D. Borie and James
D. Woods. Each nominee is presently a member of the Company's Board of Directors. Each nominee was elected to his present term of office at a prior annual meeting of stockholders of the Company.

     Each of the nominees has consented to be named as a nominee in this Proxy Statement and has indicated that he is willing and able to serve as a director if elected. If any nominee named herein becomes unavailable for any reason, the persons named in the proxy will vote for the election of such other person as the Board of Directors may propose to replace such nominee.

     The information set forth below as to each nominee has been furnished by the nominee.

                                       PRINCIPAL BUSINESS EXPERIENCE DURING PAST         DIRECTOR
        NAME              AGE         FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS          SINCE
- --------------------      ---       -----------------------------------------------      --------
Wesley E. Bellwood        70        Chairman of the Board of the Company (April            1955
                                    1984-present); Chairman of the Board and Chief
                                    Executive Officer of the Company (February
                                    1982-April 1984); President and Chief Executive
                                    Officer of the Company (1973-1982); a director
                                    of Source Capital, Inc.; a Director and member
                                    of the Executive Committee and member of the
                                    Audit Committee.
John D. Borie             68        Vice President -- Corporate Affairs and General        1982
                                    Counsel of the Company (1973-1986); a Director
                                    and member of the Executive Committee and
                                    member of the Compensation Committee.
James D. Woods            62        Chairman of the Board, President and Chief             1990
                                    Executive Officer of Baker Hughes Incorporated
                                    (1987-present) (oil field services and process
                                    technologies); director of the Petroleum
                                    Equipment Suppliers Association, National Ocean
                                    Industries Association, Carter Hawley Hale
                                    Stores, Inc. and Varco International, Inc.;
                                    member of the National Petroleum Council; a
                                    Director and member of the Compensation
                                    Committee.

     Set forth below is information concerning each of the other five directors of the Company whose three-year terms of office will continue after the 1994 Annual Meeting of Stockholders.

                                       PRINCIPAL BUSINESS EXPERIENCE DURING PAST         DIRECTOR
        NAME              AGE         FIVE YEARS AND CERTAIN OTHER DIRECTORSHIPS          SINCE
- --------------------      ---       -----------------------------------------------      --------
Barton Beek               70        Of Counsel, O'Melveny & Myers (February 1994-          1993
                                    present) (law firm); Partner, O'Melveny & Myers
                                    (1962-January 1994); a director of JMC Group,
                                    Inc.; a Director and Chairman of the Audit
                                    Committee.
James Carroll             64        President and Chief Executive Officer of the           1988
                                    Company (1988-present); a Director and Chairman
                                    of the Executive Committee.
Bryan L. Herrmann         58        Chairman and Chief Executive Officer, Spaulding        1975
                                    Composites Company (1992-present) (industrial
                                    composite materials); General Partner, MOKG
                                    1984 Investment Partners Ltd. (1984-present)
                                    (investment banking); Chairman, Base Camp 9
                                    Corp. (1990-present) (recreational equipment);
                                    President, Morgan, Olmstead, Kennedy & Gardner
                                    Capital Corporation (1979-1988) (investment
                                    banking); a Director and Chairman of the
                                    Compensation Committee.
Robert H. Hood, Jr.       61        President, Douglas Aircraft Company                    1993
                                    (1989-present) (aircraft manufacturing);
                                    President, McDonnell Douglas Missile Systems,
                                    Inc. (1988-1989) (defense contractor).
Richard L. Nelson         64        Independent business consultant (1983-present);        1994
                                    Partner, Ernst & Young (1969-1983); a Director
                                    and member of the Audit Committee.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

COMPENSATION OF DIRECTORS

     During 1993, the Company compensated each director, except Mr. Bellwood and Mr. Carroll, for his services by payment of a quarterly retainer of $2,500, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,000 for attending each meeting of the Audit or Compensation Committee on which he served. Commencing January 1, 1994, the quarterly retainer will be $3,000. Mr. Bellwood received a monthly retainer fee of $5,833 for his continuing services as Chairman of the Board, a fee of $2,000 for each Board meeting attended, and a fee of $1,000 for each Audit Committee meeting attended. Commencing January 1, 1994, Mr. Bellwood's monthly retainer fee will be $6,000. During 1993, Mr. Bellwood was reimbursed for automotive-related expenses of $967, supplemental medical expenses of $2,096 and tax preparation charges of $5,525, and continued to participate in the Company's group health plans. Directors who are employees of the Company are not paid any fees or additional remuneration for serving as a member of the Board or any of its Committees and therefore Mr. Carroll did not receive any such fees or remuneration during 1993. During 1993, Mr. Borie and Mr. Herrmann were each paid a consulting fee of $1,000 for Compensation Committee-related matters, and Mr. Borie was paid an additional consulting fee of $1,000 for Executive Committee-related matters.

COMMITTEES OF THE BOARD

     The Company has an Audit Committee consisting of the following members of the Board of Directors: Barton Beek, Wesley E. Bellwood and Richard L. Nelson. Mr. Nelson became a member of the Audit Committee in February 1994. The Audit Committee has responsibility for consulting with the Company's officers regarding the appointment of independent public accountants as auditors of the Company, discussing the scope of the auditors' examination and reviewing the annual financial statements and accounting policies of the Company. The Audit Committee met two times during 1993.

     The Company has an Executive Committee consisting of the following members of the Board of Directors: James Carroll, Wesley E. Bellwood and John D. Borie. The Executive Committee has all the power and authority of the Board of Directors, except the power and authority to: (i) amend the Certificate of Incorporation or Bylaws of the Company; (ii) adopt an agreement of merger or consolidation or to recommend to stockholders the sale, lease or exchange of all or substantially all of the Company's property and assets; (iii) recommend to stockholders a dissolution of the Company or a revocation of the dissolution; and (iv) declare a dividend or authorize the issuance of stock of the Company unless expressly authorized by a resolution of the Board of Directors. The Executive Committee met once during 1993. The Company does not have a Nominating Committee. The Board of Directors normally designates Committee members at the organizational meeting of the Board following the Annual Meeting of Stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company has a Compensation Committee consisting of the following members of the Board of Directors: Bryan L. Herrmann, John D. Borie and James D. Woods. Wesley E. Bellwood served on the Compensation Committee from January 1, 1993 until the May 12, 1993 meeting of the Board of Directors, at which meeting members of the Compensation Committee customarily are appointed to serve for the ensuing year. At such meeting, Mr. Herrmann was appointed to succeed Mr. Bellwood on the Compensation Committee. Mr. Bellwood and Mr. Borie are former officers of the Company. The Compensation Committee has responsibility for recommending the cash compensation of the officers of the Company and the granting of stock options, stock appreciation rights, restricted stock awards and performance share awards to eligible employees of the Company. The Compensation Committee met two times during 1993.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     During 1993, the Board of Directors met four times. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                                                        --------------------------
                                                                                  AWARDS
                                                                        --------------------------
                                                                        RESTRICTED
                                             ANNUAL COMPENSATION          STOCK        SECURITIES     ALL OTHER
            NAME AND                     ----------------------------    AWARD(S)      UNDERLYING    COMPENSATION
       PRINCIPAL POSITION         YEAR   SALARY ($)(A)   BONUS ($)(A)     ($)(B)       OPTIONS (#)       ($)
- --------------------------------- ----   -------------   ------------   ----------     -----------   ------------
James Carroll.................... 1993     $ 410,000       $244,707     $1,221,900(C)     12,000       $  5,433(D)
President and                     1992     $ 355,000       $200,536            -0-           -0-       $ 18,000(E)
Chief Executive Officer           1991     $ 335,000            -0-            -0-           -0-       $ 14,000(E)
Gregg M. Gibbons................. 1993     $ 170,000       $101,463            -0-         6,000       $  4,346(D)
Vice President -- Corporate       1992     $ 155,000       $ 87,558            -0-           -0-       $  2,327(D)
  Affairs,                        1991     $ 145,000            -0-     $   29,610         7,500       $  2,178(D)
General Counsel and Secretary
Seymour A. Schlosser............. 1993     $ 170,000       $101,463            -0-         6,000       $  4,346(D)
Vice President -- Finance         1992     $ 155,000       $ 87,558            -0-           -0-       $  2,327(D)
and Chief Financial Officer       1991     $ 145,000            -0-     $   29,610         7,500       $  2,178(D)

- ---------------

(A) Amounts shown include cash compensation earned and received or deferred by executive officers. All other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus reported for the named executive officer.

(B) As of December 31, 1993, the Company had granted to executive officers an aggregate of 64,500 shares of restricted stock with an aggregate value of $1,177,125 (including 60,000 shares with a value of $1,095,000 granted to Mr. Carroll and 2,250 shares with a value of $41,063 granted to each of Messrs. Gibbons and Schlosser), based on the closing price of the Company's Common Stock on that date of $18.25. Regular dividends are payable on such restricted stock. As of December 31, 1993, the 4,500 shares of restricted stock held by Messrs. Gibbons and Schlosser had vested and were no longer subject to a substantial risk of forfeiture. Such shares vested one year after the date they were awarded.

(C) On December 13, 1993, Mr. Carroll was granted a restricted stock award of 60,000 shares at a cost to Mr. Carroll of $0.01 per share. The closing price of the Company's Common Stock on that date was $20.375. Such shares will vest in equal annual installments over a three-year period.

(D) Represents amounts contributed to the Company's Employees Savings and Investment Plan (which was terminated in June 1993) and the Company's 401(k) Plan, each a qualified defined contribution plan, for the accounts of the named executive officers.

(E) Represents director's fees paid to Mr. Carroll for the years 1991 and 1992.

OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                              ----------------------------------------------------       POTENTIAL REALIZABLE
                              NUMBER OF                                                 VALUE AT ASSUMED ANNUAL
                              SECURITIES    PERCENT OF                                   RATES OF STOCK PRICE
                              UNDERLYING  TOTAL OPTIONS     EXERCISE                    APPRECIATION FOR OPTION
                               OPTIONS      GRANTED TO      OR BASE                              TERM
                               GRANTED     EMPLOYEES IN      PRICE      EXPIRATION     -------------------------
            NAME              (#)(A,B)     FISCAL YEAR     ($/SH)(C)       DATE          5% ($)        10% ($)
- ----------------------------- ---------   --------------   ----------   ----------     ----------     ----------
James Carroll................   12,000         17.6%         $20.67       2/9/2003      $ 155,991      $ 395,312
Gregg M. Gibbons.............    6,000          8.8%         $20.67       2/9/2003      $  77,996      $ 197,656
Seymour A. Schlosser.........    6,000          8.8%         $20.67       2/9/2003      $  77,996      $ 197,656

- ---------------

(A) No stock appreciation rights have been granted or are presently outstanding. Options granted in 1993 are exercisable starting 12 months after the grant date, with 70% of the shares covered thereby becoming exercisable at that time and with an additional 10% of the options shares becoming exercisable on each successive anniversary date, with full vesting occurring on the fourth anniversary date. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. The options were granted with an exercise price of 100% of the fair market value of the Company's Common Stock on the date of grant. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(B) Under the terms of the Company's Stock-Based Incentive Award Plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options and to reprice the options.

(C) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares or by offset of the underlying shares, subject to certain conditions.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

     No stock options were exercised by any executive officer in 1993.

                                                             NUMBER OF
                                                             SECURITIES        VALUE OF
                                                             UNDERLYING       UNEXERCISED
                                                            UNEXERCISED      IN-THE-MONEY
                                                              OPTIONS           OPTIONS
                                                             AT FY-END         AT FY-END
                                                                (#)             ($)(A)
                                                           --------------   ---------------
                                                            EXERCISABLE/     EXERCISABLE/
                            NAME                           UNEXERCISABLE     UNEXERCISABLE
    -----------------------------------------------------  --------------   ---------------
    James Carroll........................................  151,500/18,000   $943,455/38,520
    Gregg M. Gibbons.....................................    29,250/8,250   $143,805/13,680
    Seymour A. Schlosser.................................    25,725/8,025   $ 64,683/12,537

- ---------------

(A) Market value of the underlying securities at year end minus the exercise price of "in-the-money" options.

DEFINED BENEFIT PLANS

     The Company's Retirement Plan, in which most employees of the Company and three of its domestic subsidiaries are eligible to participate, is a compulsory noncontributory defined benefit pension plan. Employees generally become eligible for the Retirement Plan after one year of service, and their interests generally vest after five years of service. Benefits under the Retirement Plan are based upon the employees' earnings and length of service with the Company. Effective January 1, 1989, the Retirement Plan was amended to modify the benefit formula and to comply with changes to applicable laws and regulations. For each credited year of service after 1988, a participant will receive an annual benefit upon normal retirement at age 65 equal to 1.15% of his or her salary up to $10,000 and 1.80% of his or her salary in excess of $10,000 up to maximum includable compensation. A vested participant receives an annual benefit of 1% of his or her salary below the social security wage base and 2% of his or her salary in excess of the social security wage base for each credited year of service under the Retirement Plan between January 1, 1978 and December 31, 1988 and a lesser annual benefit for each credited year of past service prior to January 1, 1978. A vested participant may retire as early as age 55, but such participant's annual benefit under the Retirement Plan will be reduced actuarially for early retirement. The Retirement Plan became effective on January 1, 1978 and the Internal Revenue Service has formally granted qualified tax status to it. Messrs. Gibbons and Schlosser have completed sixteen and five years of service, respectively, under the Retirement Plan. Mr. Gibbons' current estimated annual benefit under the Retirement Plan payable upon retirement at age 65 is approximately $19,229. Assuming Mr. Gibbons remains employed with the Company for the next twenty-four years until his normal retirement age, his estimated annual benefit under the Retirement Plan payable upon retirement will be approximately $108,459. Mr. Schlosser's current estimated annual benefit under the Retirement Plan payable upon retirement at age 65 is approximately $9,403. Assuming Mr. Schlosser remains employed with the Company for the next eighteen years until his normal retirement age, his estimated annual benefit under the Retirement Plan payable upon retirement will be approximately $66,427.

     Mr. Carroll continues to participate in the Wynn's-Precision, Inc. Salaried Employees' Pension Plan (the "Precision Plan"). Salaried employees of Wynn's-Precision, Inc., a subsidiary of the Company, become eligible for the Precision Plan upon hire and their interests vest after five years of service. A base benefit is provided for all participants. Participants who elect to contribute 3% of their salaries to the Precision Plan earn additional benefits for the period during which they contribute. Under the Precision Plan, upon retirement at age 65, a vested participant with 15 or more years of service receives an annual base benefit of $1,200. In addition, a participant who elected to contribute to the Precision Plan receives a benefit based upon a percentage of the participant's salary averaged over the five consecutive years of contributory participation which produced the highest average. The percentage is 2.33% for each of the first 15 years and 1.0% for each year in excess of 15 during which the participant contributed to the Precision Plan. A vested participant may retire as early as age 55, but such participant's annual benefit under the Precision Plan will be reduced actuarially for early retirement. The Precision Plan became effective on June 14, 1959 and the Internal Revenue Service has formally granted qualified tax status to the Precision Plan. The Precision Plan was amended effective January 1, 1989 to comply with changes to applicable laws and regulations. Mr. Carroll has completed fourteen years of service under the Precision Plan. Mr. Carroll's current estimated and projected annual benefit under the Precision Plan payable upon retirement at age 65 is approximately $74,914.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company has entered into employment contracts with Messrs. Carroll, Gibbons and Schlosser, which expire December 31, 1995. These contracts provide for an annual salary to be fixed by the Board of Directors for 1994 and thereafter at not less than $440,000 for Mr. Carroll and $182,000 for each of Messrs. Gibbons and Schlosser. Increases above this minimum are entirely within the discretion of the Board of Directors.

     The employment contracts contain provisions which are designed to retain the executives in the event of a "change in control" of the Company. For purposes of the contracts, a "change in control" will be deemed to take place if
(a) any change occurs which is required to be reported in response to the proxy regulations of the Securities and Exchange Commission; (b) any person becomes the beneficial owner of 40% or more of the outstanding voting securities of the Company; or (c) at the end of any two-year period, the directors, who at the beginning of the period constituted the Board, no longer constitute a majority of the Board, unless the election of the new directors was approved by a two-thirds vote of the then directors who were in office at the beginning of the period. If, within the two-year period immediately following any change in control, either Mr. Carroll, Mr. Gibbons or Mr. Schlosser is terminated by the Company either voluntarily or involuntarily, for any reason other than death, permanent disability or retirement at or after his normal retirement date, the Company will pay termination compensation to him equal to 2.99 times the average annual compensation, including salary and bonuses, paid to him during the five most recent calendar years, except that in the event of voluntary termination in certain cases the lump sum compensation will be equal to such officer's highest annual compensation, including salary and bonus, for services rendered in any of the three most recent calendar years.

     The Company's Stock-Based Incentive Award Plan provides for the acceleration of the vesting of awards granted thereunder, including restricted stock awards, upon the occurrence of a "change in control" of the Company. The definition of "change in control" in the Stock-Based Incentive Award Plan is substantially the same as the definition of such term in the employment contracts referred to above. Such acceleration will occur automatically unless the Board of Directors, prior to the occurrence of the change in control, determines otherwise.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                      REPORT OF THE COMPENSATION COMMITTEE

TO: THE BOARD OF DIRECTORS

     As members of the Compensation Committee, we are responsible for administering the Company's various incentive plans, including its Stock-Based Incentive Award Plan and its annual Corporate Management Incentive Plan. In addition, we review compensation levels of members of senior management, evaluate the performance of corporate management and consider management succession and related matters. The Committee reviews with the Board in detail all aspects of compensation for the executive officers of the Company.

OVERALL COMPENSATION POLICIES

     The primary compensation policy of the Company, which is endorsed by the Committee, is that a substantial portion of the annual compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by each executive officer. As a result, much of an executive officer's compensation is contingent upon the financial performance of the Company. The annual incentive compensation of an executive officer may be up to but may not exceed 100% of the executive officer's base salary.

     Another policy of the Company and the Committee is that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals which ultimately enhance the value of the Company's stock. In that regard, in addition to the base salary and bonus elements of executive compensation, the Company from time to time provides long-term incentives to key employees through the grant of stock options, restricted stock and other awards under the Company's Stock-Based Incentive Award Plan.

     The Committee takes into account various quantitative and qualitative indicators of corporate and individual performance in determining the amount and type of compensation for the Company's executive officers. While the Committee considers such corporate performance measures as net income, earnings per common and common equivalent share, return on average common stockholders' equity and return on net operating assets, the Committee does not apply any specific quantitative formula in making compensation decisions. The Committee also considers the importance of achievements that are difficult to quantify, and accordingly recognizes qualitative indicators of individual performance such as the development and execution of key corporate strategies and demonstrated leadership ability.

     To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to its executive officers of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. In addition, interpretations of and changes in the tax laws and other factors beyond the Committee's control also affect the deductibility of compensation.

     For example, the enactment in 1993 of Section 162(m) of the Internal Revenue Code and the issuance of the proposed regulations thereunder are anticipated to affect the deductibility of executive compensation. The Committee is currently analyzing Section 162(m) and the proposed regulations in order to determine their potential impact on the compensation policies of the Company, although the Committee does not expect necessarily or in all circumstances to limit executive compensation to the deductible amount under Section 162(m). When the final regulations have been adopted, the Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Carroll's base salary for 1993 was based on the terms of his existing employment agreement with the Company which expires on December 31, 1995 (the "Employment Agreement"). The Employment Agreement establishes Mr. Carroll's minimum annual base salary at $410,000 for 1993 and $440,000 for 1994.

     In addition to his base salary, Mr. Carroll received a bonus in 1993 of $244,707 under the Company's annual Corporate Management Incentive Plan (the "Management Incentive Plan"). Under the Management Incentive Plan, the size of the bonus pool is based on the management bonus pools generated by the four principal operating subsidiaries of the Company. The subsidiary bonus pools are based on financial performance as measured primarily by each subsidiary's respective annual return on beginning net operating assets. Once the size of the Management Incentive Plan bonus pool is calculated, the executive officers determine the amount of bonuses to be paid to the Company's management, other than the executive officers, based on the executive officers' subjective evaluation of the individual performance of such members of management. Such management bonuses are deducted from the bonus pool and the remainder of the bonus pool is allocated by the Committee among the executive officers. The Committee has the authority to determine the amount of individual bonuses awarded to executive officers based on the Committee's subjective evaluation of their performance and historically the Committee has allocated such bonuses to the executive officers based on their relative base salaries. The maximum bonus for an executive officer is 100% of his base salary. Each of the executive officers, including Mr. Carroll, was awarded a bonus of approximately 60% of his base salary for services rendered in 1993.

     On December 13, 1993, the Committee granted to Mr. Carroll a restricted stock award consisting of 60,000 shares of the Company's Common Stock. Such shares will vest in equal annual installments over a three-year period. If Mr. Carroll's employment with the Company should terminate during the three-year period, whether by retirement, disability, death or otherwise, he will forfeit the shares of restricted stock to the extent such shares have not become vested as of the date of termination of his employment.

     Prior to granting the restricted stock award to Mr. Carroll, the Committee determined that retaining Mr. Carroll as the Company's Chief Executive Officer was a key objective. The Committee noted that a recent study commissioned by the Company and issued by an independent compensation consultant indicated that long-term compensation of the Company's executive officers was below the median value for general industrial companies surveyed, after adjusting for relative revenue levels. The Committee concluded that a significant restricted stock grant with phased-in vesting would provide to Mr. Carroll an incentive for future service and continued performance, as well as an incentive to achieve business goals that would increase the value of the Company's Common Stock for the benefit of all stockholders.

     In determining the size of Mr. Carroll's restricted stock grant, the Committee reviewed the strong financial performance of the Company over the past two years, including increased earnings and a significant reduction in inventory with a corresponding increase in cash flow. The Committee also recognized progress achieved by Mr. Carroll on strategic goals, such as the transformation of Wynn's Climate Systems, Inc. from a low-technology assembler to a value-added component manufacturer. The Committee also reviewed and made a subjective evaluation of certain qualitative factors, including Mr. Carroll's leadership and motivational skills, his vast knowledge of the Company's markets, his efforts to develop new products and technology, and his record of managing profitable businesses. In view of the foregoing factors, and after reviewing the number of shares of the Company's Common Stock owned by Mr. Carroll and the number of his outstanding stock options, the Committee concluded that an award of 60,000 shares of restricted stock was appropriate. The restricted stock award increased Mr. Carroll's ownership interest in the Company at the time from 5.9% to 6.8%, assuming all vested options held by him at the time were exercised and all shares of restricted stock owned by him were vested.

     In February 1993, the Committee granted to Messrs. Carroll, Gibbons and Schlosser options to purchase 12,000, 6,000 and 6,000 shares of Common Stock, respectively. Such options vest as to 70% of such shares on the first anniversary of the grant date and as to 10% of such shares on each successive anniversary date, with full vesting occurring on the fourth anniversary date. The Committee determined that the grant of such options was appropriate based on the Committee's subjective evaluation of the executive officers' performance in 1992 and its desire to encourage continued strong performance by the executive officers.

     The Company does not offer a long-term incentive plan. The compensation of executive officers consists principally of salary, annual bonus income and potential gains from stock options and awards. The perquisites and other benefits received by executive officers are incidental to employment. The aggregate amount of such benefits for each executive officer is below threshold reporting requirements.

     The Committee has reviewed each element of compensation for each of the executive officers for 1993. The Committee reported to the Board that in the Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's consolidated performance and the Committee's subjective evaluation of the contribution of each executive officer to that performance.

                                            COMPENSATION COMMITTEE

                                            Bryan L. Herrmann
                                            John D. Borie
                                            James D. Woods

February 7, 1994

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
           AMONG WYNN'S INTERNATIONAL, INC., NEW YORK STOCK EXCHANGE
         MARKET INDEX AND AUTOMOTIVE PARTS AND ACCESSORIES PEER GROUP**



                                                                   FISCAL YEAR ENDED
                                                   -------------------------------------------------
                                                   1988   1989     1990     1991     1992     1993
                                                   ----  -------  -------  -------  -------  -------
Wynn's International, Inc........................   100   115.91    85.50    86.42   144.39   151.51
Peer Group Index.................................   100    99.94    82.12   105.05   149.67   210.93
NYSE Maeket Index................................   100   127.57   122.36   158.35   165.80   188.25

- ---------------

 * $100 invested on December 31, 1988 in the Company's Common Stock and in the New York Stock Exchange Market Index and the Automotive Parts and Accessories Peer Group Index. Total return includes reinvestment of dividends if applicable. Returns for the Company are not necessarily indicative of future performance. Dates are for the calendar years ending on December 31 of each year.

** Automotive Parts and Accessories Peer Group is comprised of 40 public companies. The Peer Group and New York Stock Exchange Market Index information was furnished by Media General Financial Services.

                   AMENDMENT TO CERTIFICATE OF INCORPORATION
                 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has approved, and recommends that the stockholders of the Company approve, an amendment to the Company's Certificate of Incorporation which will increase the authorized number of shares of Common Stock of the Company from 10,000,000 to 20,000,000. The amendment to the Certificate of Incorporation adopted by the Board of Directors is being submitted to the stockholders for approval in accordance with Delaware law. If the amendment is approved, Article FOURTH of the Company's Certificate of Incorporation will read as set forth in Exhibit A attached to this Proxy Statement and the Company will effect the amendment by filing with the Secretary of State of the State of Delaware a certificate of amendment to the Company's Certificate of Incorporation. No amendment is proposed to be made to the authorized number of shares of Preferred Stock of the Company.

     The number of authorized shares of Common Stock was set at 10,000,000 when the Company was incorporated in 1973 and has not been increased since that date. As of March 14, 1994, there were 5,548,117 shares of Common Stock outstanding, exclusive of 347,250 shares held in treasury. As of that date, there were reserved, out of authorized but unissued shares, 426,135 shares of Common Stock issuable upon conversion of the Company's 9% Convertible Subordinated Note held by Metropolitan Life Insurance Company, 471,050 shares of Common Stock issuable upon exercise of outstanding stock options, and 101,575 shares of Common Stock issuable in connection with awards granted under the Company's Stock-Based Incentive Award Plan. After giving effect to the number of authorized but unissued shares so reserved, only 3,453,123 authorized shares of Common Stock remained available for issuance as of that date for any other proper corporate purpose.

     The amount of authorized but unissued shares decreased in 1993 by 1,817,463 shares due to the three-for-two stock split effected in August 1993. The Board of Directors believes that it would be desirable and prudent to have additional authorized shares of Common Stock available for issuance in connection with possible future transactions, including stock dividends or stock splits, acquisitions involving the issuance of stock in addition to or in lieu of the payment of cash, and additional equity financings, if required. In addition, the Board of Directors is recommending that the stockholders approve an Employee Stock Purchase Plan and a Non-Employee Directors' Stock Option Plan as described in this Proxy Statement. If such plans are approved by the stockholders, the Company would be required to reserve an additional 450,000 shares for issuance under such plans.

     An increase in the additional authorized shares available for issuance in the future would provide the Company with greater flexibility and enable the Company to issue shares of Common Stock without the expense and delay of a special stockholders' meeting. If the proposed amendment is adopted, the Company would be permitted to issue the authorized shares without further stockholder approval, except to the extent otherwise required by applicable law or applicable rules of the New York Stock Exchange. Except for the shares reserved for issuance as described above and for the shares issuable under the Company's Employee Stock Purchase Plan and Non-Employee Directors' Stock Option Plan, if such plans are approved by the stockholders, the Board of Directors has no present plans, arrangements, understandings or commitments to issue any additional shares.

     The increased authorized but unissued shares would be available for issuance as an appropriate response to an actual or threatened attempt to acquire control of the Company or as a strategic measure to deal with potential takeover activity. For example, shares of Common Stock could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The Board has not received any takeover proposals and is not aware of any present effort by anyone to obtain control of the Company. The Board believes that an increase in the availability of a sufficient number of authorized but unissued shares for use under such circumstances would enhance the ability of the Board of Directors to evaluate carefully the terms of any takeover proposal that might be received in the future and, if it were appropriate, to negotiate the terms thereof for the benefit of all of the Company's stockholders. While the Board believes that the availability of shares for the above-described purposes could promote responsible consideration of any potential takeover proposal, it may also inhibit the making of takeover proposals and thereby perpetuate the incumbency of the members of the Board of Directors and management of the Company.

     Adoption of the proposed amendment to the Certificate of Incorporation of this Corporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION.

                    ADOPTION OF EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Wynn's International, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). Under the proposed Stock Purchase Plan, 400,000 shares of the Company's Common Stock would be available for purchase by qualified employees electing to participate in the Stock Purchase Plan. Such employees would be entitled annually to purchase Common Stock of the Company, by means of payroll deductions, at a 15% discount from the market price of the Company's Common Stock. The Board of Directors believes that the Stock Purchase Plan would provide an additional incentive to employees to achieve business goals that would increase stock values and to remain in the employment of the Company.

SUMMARY DESCRIPTION OF THE STOCK PURCHASE PLAN

     The material provisions of the Stock Purchase Plan are summarized below. The following summary is qualified in its entirety by reference to the text of the Stock Purchase Plan, a copy of which is set forth as Exhibit B to this Proxy Statement.

     Operation of the Stock Purchase Plan. The Stock Purchase Plan operates as follows. Prior to January 1 of each year, Qualified Employees (as such term is defined below) are given the opportunity to participate in the Stock Purchase Plan. Participating Qualified Employees ("Participants") designate a certain amount of their after-tax base salary to be set aside over the next calendar year (a "Plan Year") to purchase the Company's Common Stock. At the end of the Plan Year, the total amount set aside by each Participant is used to purchase Common Stock. The purchase price of each share of Common Stock is 85% of the closing price of a share of Common Stock on the New York Stock Exchange on the first day of the Plan Year or the last day of the Plan Year, whichever is lower. Shortly after the end of the Plan Year, the Company issues to the Participants stock certificates representing the shares purchased under the Stock Purchase Plan. If the Stock Purchase Plan is approved by stockholders of the Company, the first Plan Year will commence on January 1, 1995.

     Eligibility. Only Qualified Employees are eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan defines a "Qualified Employee" as an employee of the Company or any of its subsidiaries who has completed 12 months of continuous service with the Company or such subsidiary as of January 1 of the Plan Year and who is customarily employed for more than 20 hours per week and more than five months in a calendar year. The term "Qualified Employee" does not include any employee who, after giving effect to his or her participation in the Stock Purchase Plan, owns or would own stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company. As of March 25, 1994, there were approximately 1,500 Qualified Employees. The executive officers of the Company, other than Mr. Carroll, are Qualified Employees.

     Limitations on Amount of Shares Purchased. The fair market value of stock (valued as of January 1 of a Plan Year) purchased by any Participant may not exceed $25,000 in any calendar year. In addition, the maximum amount that an employee may elect to set aside under the Stock Purchase Plan in each Plan Year is 10% of his or her base salary. The minimum amount that an employee may elect to set aside each pay period is $10.00.

     Term of Stock Purchase Plan. The Stock Purchase Plan has no definite term and will terminate when all of the shares subject to the Stock Purchase Plan have been purchased.

     Termination of Employment. The Stock Purchase Plan does not restrict the Company's right to terminate the employment of Participants. The Stock Purchase Plan provides that upon termination of a Participant's employment due to death, disability or retirement, the Participant or his or her personal representative may elect to either (i) purchase Common Stock under the Stock Purchase Plan using the funds in the Participant's account as of the date of death, disability or retirement, or (ii) receive a refund of the balance of the Participant's account. Upon termination of employment for a reason other than death, disability or retirement, the Participant will be deemed to have withdrawn from the Stock Purchase Plan and all amounts in his or her account for that Plan Year will be refunded to him or her without interest. Termination of employment has no effect on shares previously purchased under the Stock Purchase Plan.

     Acceleration Provision. Upon the dissolution or liquidation of the Company, or upon a reorganization of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, the Stock Purchase Plan will terminate and the rights of Participants to purchase shares under the Stock Purchase Plan will terminate and the Company thereupon will refund the balance of the Participant's accounts to the Participants, unless (i) the Compensation Committee of the Board of Directors determines that the rights of Participants to purchase shares should accelerate or (ii) provision is made in connection with such transaction for the assumption of the Stock Purchase Plan or the substitution of rights to purchase the Company's Common Stock with rights to purchase stock of a successor employer corporation or an affiliate thereof, with appropriate adjustments as to number and kind of shares and prices. If the Compensation Committee determines to accelerate the rights of Participants to purchase Common Stock, the purchase price of each share would be 85% of the closing price of a share of Common Stock on January 1 of the then current Plan Year or the acceleration date designated by the Compensation Committee, whichever is lower.

     Amendment or Termination of the Stock Purchase Plan. The Board of Directors may amend, suspend or terminate the Stock Purchase Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under the Stock Purchase Plan,
(ii) materially increase the aggregate number of shares of Common Stock that may be issued under the Stock Purchase Plan, or (iii) materially modify the requirements as to eligibility for participation in the Stock Purchase Plan, then to the extent then required by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") or required under Section 423 of the Internal Revenue Code (the "Code") or any other applicable law, or deemed necessary or desirable by the Board, such amendment will be subject to stockholder approval.

     Administration. The Compensation Committee of the Board of Directors would administer the Stock Purchase Plan. The Compensation Committee would have the power to make, amend and repeal rules and regulations for the interpretation and administration of the Stock Purchase Plan that are consistent with applicable tax and securities laws.

     Federal Income Tax Consequences. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under the Code, no taxable income is recognized by a Participant either as of the first day of the Plan Year (the "Grant Date") or as of the last day of the Plan Year when the shares are purchased (the "Exercise Date"). Depending upon the length of time the acquired shares are held by the Participant, the federal income tax consequences will vary. If the shares are held for a period of two years or more from the Grant Date and for at least one year from the Exercise Date (the "Required Period"), and are sold at a price in excess of the purchase price paid by the Participant for the shares, the gain on the sale of the shares will be taxed as ordinary income to the Participant to the extent of the lesser of (i) the amount by which the fair market value of the shares on the Grant Date exceeded the purchase price, or (ii) the amount by which the fair market value of the shares at the time of their sale exceeded the price paid for the shares. Any portion of such gain not taxed as ordinary income will be treated as long-term capital gain. If the shares are held for the Required Period and are sold at a price less than the purchase price paid by the Participant for the shares, the loss on the sale will be treated as a long-term capital loss to the Participant. If the shares are held for the Required Period and are subsequently sold by the Participant, whether at a gain or loss, the Company will not be entitled to any deduction for federal income tax purposes.

     If a Participant disposes of shares within the Required Period, the Participant will recognize ordinary income in an amount equal to the difference between the purchase price paid by the Participant for the shares and the fair market value of the shares on the Exercise Date, and the Company will be entitled to a corresponding deduction for federal income tax purposes. In addition, if a Participant disposes of shares within the Required Period at a price in excess of the purchase price paid by the Participant for the shares, the Participant will recognize a capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if such shares are disposed of during the Required Period at a price less than the fair market value of the shares on the Exercise Date, the Participant will recognize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. The Company will not receive a deduction for federal income tax purposes with respect to any capital gain recognized by a Participant who sells shares within the Required Period.

     The foregoing tax summary is based upon federal income tax laws in effect as of March 14, 1994.

     The benefits that would be received by or allocated to executive officers of the Company participating in the Stock Purchase Plan and to other Qualified Employees cannot be determined at this time because a Qualified Employee's participation in the Stock Purchase Plan and the amount of funds set aside to purchase shares under the Stock Purchase Plan (subject to the limitations discussed above) are entirely within the discretion of the Participant. The closing price of the Company's Common Stock on the New York Stock Exchange on
March   , 1994, as reported on the Composite Tape and reported in the Western
Edition of The Wall Street Journal, was $          per share.

     The adoption of the Stock Purchase Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted in favor of the Stock Purchase Plan unless stockholders specify otherwise in their proxies.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE STOCK PURCHASE PLAN.

                      ADOPTION OF NON-EMPLOYEE DIRECTORS'
                               STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the Wynn's International, Inc. Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The proposed Directors' Plan provides for the automatic grant of non-qualified stock options ("Options") to directors of the Company who are not also officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors"). Under the Directors' Plan, Options to purchase up to 50,000 shares of the Company's Common Stock ("Common Stock") may be granted. The Board of Directors believes that the Directors' Plan will promote the success of the Company by providing an additional means, through the grant of Options, to attract, motivate and retain experienced and knowledgeable Non-Employee Directors.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN

     The material provisions of the Directors' Plan are summarized below. The following summary is qualified in its entirety by reference to the text of the Directors' Plan, a copy of which is set forth as Exhibit C to this Proxy Statement.

     Administration. The Directors' Plan would be administered by the Board of Directors of the Company (the "Board"). The Board would have the authority to construe and interpret the Directors' Plan and any agreements evidencing the Options granted under the Directors' Plan.

     Eligibility. Only Non-Employee Directors are eligible to receive Options under the Directors' Plan. As of March 25, 1994, seven of the eight members of the Board were Non-Employee Directors. James Carroll, the President and Chief Executive Officer and a director of the Company, is not a Non-Employee Director and therefore is not eligible to receive Options under the Directors' Plan.

     Type of Option. Only non-qualified stock options may be granted to Non-Employee Directors under the Directors' Plan.

     Grant of Options. If the Directors' Plan is approved by stockholders of the Company, each person who is a Non-Employee Director at the time the Directors' Plan is approved by stockholders will receive, as of the date of stockholder approval, an Option to purchase 2,000 shares of Common Stock. In addition, each person who thereafter for the first time becomes a Non-Employee Director will be entitled to receive, upon his or her initial election to the Board, an Option to purchase 2,000 shares of Common Stock. In each calendar year thereafter during the term of the Directors' Plan, commencing in 1995, each Non-Employee Director who is reelected as a director at the Company's Annual Meeting of Stockholders and who has been a Non-Employee Director for at least one year prior to such date will be entitled to receive an Option to purchase 1,000 shares of Common Stock upon his or her re-election to the Board. Because members of the Board are elected to serve three-year terms and therefore are eligible for re-election every three years, Non-Employee Directors who meet the foregoing requirements would be entitled to receive Options to purchase 1,000 shares of Common Stock once every three years, assuming they are re-elected. If the Directors' Plan is approved by stockholders, then in 1994 current Non-Employee Directors as a group will receive Options to purchase a total of 14,000 shares of Common Stock, which include Options to purchase 2,000 shares of Common Stock to be received by each of the three nominees for election as a director named in this Proxy Statement. The value of automatic grants of Options to Non-Employee Directors is not determinable until the market value on the grant date is known.

     Duration of Options. Subject to early termination or acceleration provisions, which are summarized below, an Option is exercisable, in whole or in part, for a period of ten years from the date the Option is granted.

     Option Exercise Price. The price payable upon the exercise of an Option (the "Option Price") is the fair market value of the Common Stock on the date of
grant. As of March   , 1994, the fair market value of the Common Stock (defined in the Directors' Plan as the closing price of the Common Stock on the Composite
Tape on the New York Stock Exchange) was $          per share. Payment of the
Option Price may be
made (i) in cash or by check, (ii) in shares of Common Stock already held by the Non-Employee Director, subject to certain restrictions, or (iii) a combination thereof.

     Termination of Service. If a Non-Employee Director ceases to be a member of the Board for whatever reason, each Option theretofore granted to him or her will terminate to the extent it was not exercisable as of the date he or she ceased to be a member of the Board (the "Cessation Date"). If a Non-Employee Director ceases to be a member of the Board for a reason other than death or total disability, the Non-Employee Director will have 90 days from the Cessation Date or until the expiration date of the Option, whichever occurs first, to exercise each Option held by the Non-Employee Director to the extent it was exercisable as of the Cessation Date. If a Non-Employee Director ceases to be a member of the Board as a result of death or total disability, the Non-Employee Director or his beneficiary or personal representative, as the case may be, will have one year or until the expiration date of the Option, whichever occurs first, to exercise each Option held by the Non-Employee Director to the extent it was exercisable as of the Cessation Date, and the Board may, in its discretion, deem to be exercisable a greater portion of the Option than would otherwise be exercisable as of the Cessation Date.

     Acceleration of Options. Upon the approval of the stockholders of a dissolution of the Company, certain mergers or the sale of all or substantially all of the property of the Company to another corporation, or upon the occurrence of a Change of Control, as such term is defined in the Directors' Plan, each Option that has been held for six months or more (an "Eligible Option") will become immediately exercisable to the extent it was not previously exercisable. In such event, upon the surrender of an Option, the Non-Employee Director will be paid, for each share covered by an Eligible Option, cash in an amount equal to the difference between the per share consideration being paid to holders of Common Stock in connection with the event and the Option Price. Such acceleration will occur automatically unless the Board, prior to such event, determines otherwise.

     Term; Termination; Amendment. The Directors' Plan will terminate on February 6, 2004, unless terminated earlier by the Board or under the provisions of the Directors' Plan. The Board may at any time terminate the Directors' Plan, or from time to time amend or suspend the Directors' Plan, except that the Directors' Plan may not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the tax law) unless the amendment complies with Rule 16b-3(c)(2)(ii) (or any successor provision) under the Securities Exchange Act of 1934.

FEDERAL INCOME TAX CONSEQUENCES

     Non-qualified Options. A Non-Employee Director who receives an Option under the Directors' Plan does not recognize taxable income on the date of grant of the Option, assuming (as is usually the case with plans of this type) that the Option does not have a readily ascertainable fair market value at the time it is granted. The Non-Employee Director must, however, recognize ordinary income at the time of exercise of the Option in the amount of the difference between the Option Price and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income recognized by a Non-Employee Director is deductible by the Company in the year that the income is recognized. Upon subsequent disposition, any further gain or loss is taxable either as short-term or long-term capital gain or loss, depending upon the length of time that the shares of Common Stock are held.

     The foregoing tax summary is based upon federal income tax laws in effect as of March 14, 1994.

     The adoption of the Directors' Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Each of the directors, other than Mr. Carroll, will be participants in the Directors' Plan and thus will receive grants of Options if the Directors' Plan is approved by stockholders.

     Proxies solicited by the Board of Directors will be voted in favor of the Directors' Plan unless stockholders specify otherwise in their proxies.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE DIRECTORS' PLAN.

                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 1994. The Board of Directors recommends that the stockholders approve Ernst & Young as independent auditors of the Company for the fiscal year ending December 31, 1994. Ernst & Young has been the Company's independent auditors since the Company's incorporation in 1973 and has been the independent auditors for Wynn Oil Company since 1967. In the event that the stockholders do not approve Ernst & Young as independent auditors, the selection of independent auditors will be reconsidered by the Board of Directors.

     A representative of Ernst & Young will be (i) in attendance at the Annual Meeting, (ii) able to make a statement if he or she so desires, and (iii) available to respond to appropriate questions.

                                 OTHER MATTERS

     Management does not know of any other matters to be presented at the Annual Meeting of Stockholders, but should any other matters requiring a vote of stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment.

     UPON REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1993, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED TO ANY STOCKHOLDER WITHOUT CHARGE BY THE COMPANY. ANY STOCKHOLDER DESIRING A COPY SHOULD WRITE TO THE COMPANY AT THE ADDRESS SET FORTH IN THE COVER PAGE OF THE PROXY STATEMENT, ATTENTION: GREGG M. GIBBONS, SECRETARY.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1995 Annual Meeting of the Company must be received by November 25, 1994 for inclusion in its 1995 Proxy Statement.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

     A Form 3 for Robert H. Hood, Jr. was not filed on a timely basis upon Mr. Hood's election as a director of the Company. Mr. Hood did not own any Common Stock of the Company at the time of his election to the Board of Directors of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1993, director Barton Beek was a partner of, and currently is of counsel to, O'Melveny & Myers, a law firm which the Company retained during 1993 and proposes to retain in 1994 to handle various legal matters on behalf of the Company.

                                   EXHIBIT A

                 ARTICLE FOURTH OF CERTIFICATE OF INCORPORATION
                           AS PROPOSED TO BE AMENDED

     "FOURTH: The corporation shall be authorized to issue two classes of shares of stock to be designated, respectively, 'Common' and 'Preferred,' the total number of shares which the corporation shall have authority to issue shall be twenty million five hundred thousand (20,500,000); the total number of shares of Common Stock shall be twenty million (20,000,000) and the par value of each share of Common Stock shall be one dollar ($1.00); and the total number of shares of Preferred Stock shall be five hundred thousand (500,000) and the par value of each share of Preferred Stock shall be one dollar ($1.00).

     "The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly vested with authority to fix by resolution or resolutions the designations and the powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the voting powers, if any, the dividend rate, conversion rights, redemption price, or liquidation preference, of any series of Preferred Stock, and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the corporation entitled to vote."

                                   EXHIBIT B

                           WYNN'S INTERNATIONAL, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

    1. DEFINITIONS.

          (a) "Base Pay" means a Qualified Employee's gross pay for a 40-hour week, excluding overtime payments, incentive compensation, bonuses, sales commissions, relocation or attributed types of compensation, and other special payments, fees or allowances.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended and as it may be amended from time to time.

          (d) "Committee" has the meaning set forth in Section 13 hereof.

          (e) "Common Stock" means the Common Stock of the Company, $1.00 par value per share.

          (f) "Company" means Wynn's International, Inc., a Delaware corporation, and its successors.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended and as it may be amended from time to time.

           (h) "Exercise Date" has the meaning set forth in Section 4(a) hereof.

          (i) "Fair Market Value" means the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape and published in the Western Edition of The Wall Street Journal, or if there is no trading of the Common Stock on the date in question, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock; provided, however, that the Committee, in determining such Fair Market Value, may utilize such other exchange, market or other factors affecting value of the Common Stock as it may deem appropriate.

          (j) "Grant Date" has the meaning set forth in Section 4(a) hereof.

          (k) "Option Price" has the meaning set forth in Section 5(b) hereof.

          (l) "Participant" means a Qualified Employee who elects to participate in this Plan during a Plan Year.

          (m) "Personal Representative" means the person or persons who, upon the death or Total Disability of a Participant, shall have acquired, on behalf of the Participant by legal proceeding or under the laws of descent and distribution or otherwise, the right to exercise the Participant's rights under, or to receive the benefits specified in, this Plan.

          (n) "Plan" means this Wynn's International, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

          (o) "Plan Year" means the 12-month term of options under this Plan, commencing on January 1 and ending on December 31 of each year. The first Plan Year shall be from January 1, 1995 through December 31, 1995.

          (p) "Qualified Employee" means any employee of the Company or any Subsidiary who has completed 12 months of continuous service with the Company or a Subsidiary as of the Grant Date and who is customarily employed for more than 20 hours per week and more than five months in a calendar year. Notwithstanding the foregoing, the term "Qualified Employee" does not include any employee who, immediately after the option is granted, owns (within the meaning of Sections 423(b)(3) and 425(d) of the Code) stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

          (q) "Retirement" means the voluntary termination of employment of a Participant who either (i) is at least 55 years of age and has completed at least ten (10) years of service with the Company or a Subsidiary, or (ii) is at least 65 years of age.

          (r) "Subsidiary" means any corporation or other entity, at least a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (s) "Total Disability" means the total and permanent physical or mental disability of a Participant, evidenced by an inability to engage in any substantial gainful activity, as determined by the Committee.

     All references herein to the masculine shall also be references to the feminine or neuter as appropriate.

     2. PURPOSE; SUMMARY. The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. Under this Plan, Participants are deemed to have been granted options to purchase shares of Common Stock. Participants designate a certain amount of their Base Pay to be set aside during the Plan Year for the purpose of purchasing Common Stock. At the end of 12 months, the Participants are deemed to have exercised their options using the funds set aside for them and the Company issues share certificates to them. The Plan is intended, among other things, to provide an additional incentive to Participants, through the ownership of Common Stock, to achieve business goals that would increase stock values and to remain in the employ of the Company or a Subsidiary.

     3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 10 hereof (relating to adjustments upon changes in capitalization), the total number of shares available under this Plan is 400,000 shares of Common Stock. Such shares may be authorized but unissued shares or treasury shares.

    4. GRANT OF OPTIONS.

          (a) IN GENERAL. Commencing January 1, 1995 and continuing while this Plan remains in force, the Company will offer options to purchase shares of Common Stock under this Plan to all Participants. The options will be deemed to have been granted as of January 1 of each year (the "Grant Date"). The term of each option shall be 12 months, the last day of which shall be December 31 (the "Exercise Date"). The number of shares subject to each option and deemed to be purchased by each Participant shall be the quotient, rounded down to the nearest whole number, of (i) the aggregate payroll deductions authorized by each Participant in accordance with
     Section 4(b) below made during the Plan Year, divided by (ii) the Option Price.

          (b) ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in Section 4(d) below, a Qualified Employee may participate in this Plan only by means of payroll deductions. Each Qualified Employee who elects to participate in this Plan shall deliver to the Company, no later than the December 15 next preceding a Grant Date (or the next business day following December 15 if such day is not a business day), a written payroll deduction authorization in a form approved by the Company pursuant to which he gives notice of his election to participate in this Plan as of the next following Grant Date, and whereby he designates a stated amount to be deducted from his Base Pay on each payday during the next Plan Year and credited to his account under this Plan ("Account"). The stated amount to be deducted from a Participant's Base Pay may not be less than $10.00 per pay period. The aggregate stated amount for any Plan Year may not exceed either of the following: (i) ten percent of the Participant's Base Pay during the Plan Year; or (ii) an amount which will result in noncompliance with the $25,000 limitation stated in Section 4(c) below. Payroll deduction authorizations may not be changed during the Plan Year. In the event the number of shares of Common Stock subject to options during a Plan Year exceeds the number of shares then available under this Plan, the available shares shall be allocated among the Participants in proportion to the balance of their Accounts at the end of the Plan Year, and any amounts credited to their Accounts after giving effect to shares purchased that year shall be refunded to the Participants.

          (c) $25,000 LIMITATION. No Participant shall be deemed to have been granted an option under this Plan which would permit his rights to purchase Common Stock under this Plan or any other employee stock purchase plan of the Company or any Subsidiary to accrue at a rate which exceeds $25,000 of Fair Market Value of Common Stock (determined as of the Grant Date of such option) for each calendar year such option is outstanding. For purposes of this subsection (c), the right to purchase Common Stock under an option accrues when the option (or any portion thereof) becomes exercisable, and the right to purchase Common Stock which has accrued during one Plan Year may not be carried over to any subsequent Plan Year.

          (d) LEAVES OF ABSENCE. During leaves of absence approved by the Company and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by making cash payments to the Company on the Company's normal paydays equal to the reduction in his payroll deductions attributable to his leave.

    5. EXERCISE OF OPTIONS.

          (a) IN GENERAL. On December 31 of each Plan Year, each Participant automatically and without any act on his part will be deemed to have exercised his option to the extent that the balance then credited to his Account is sufficient to purchase whole shares of Common Stock at the Option Price. The Company shall promptly refund to the Participant any balance remaining in his Account after giving effect to the purchase of such whole shares.

          (b) "OPTION PRICE" DEFINED. The Option Price per share to be paid by each Participant upon the exercise of his option shall be an amount equal to 85% of the Fair Market Value of Common Stock on the Grant Date or on the Exercise Date, whichever amount is less.

          (c) DELIVERY OF SHARE CERTIFICATES. Subject to Section 5(d) below, the Company will deliver to each Participant a certificate issued in the Participant's name for the number of shares with respect to which his option was exercised. The Company will deliver the certificate as soon as practicable following the Exercise Date.

          (d) GOVERNMENT REGULATIONS. This Plan, the granting of options under this Plan and the issuance of Common Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no options may be granted under this Plan, and no shares may be issued by the Company, unless and until, in each such case, all legal requirements applicable to the grant or issuance have, in the opinion of counsel to the Company, been complied with. In connection with the issuance of Common Stock hereunder, the Participant shall, if requested by the Company, give assurances satisfactory to counsel to the Company in respect of such matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

    6. WITHDRAWAL FROM THIS PLAN.

          (a) IN GENERAL. Any Participant may completely withdraw from this Plan at any time. A Participant who desires to withdraw from this Plan must deliver to the Company a notice of withdrawal in a form approved by the Company. Promptly following the time when the notice of withdrawal is delivered, the Company will refund to the Participant the amount of the balance of his Account and the Participant's payroll deduction authorization, interest in this Plan and option under this Plan shall thereupon terminate.

          (b) ELIGIBILITY FOLLOWING WITHDRAWAL. A Participant who has withdrawn from this Plan shall again be eligible to participate in this Plan upon expiration of the Plan Year during which the Participant withdrew.

    7. TERMINATION OF EMPLOYMENT.

          (a) TERMINATION OF EMPLOYMENT OTHER THAN BY RETIREMENT, DEATH OR TOTAL DISABILITY. If the employment of a Participant by the Company or a Subsidiary terminates during a Plan Year other than by reason of Retirement, death or Total Disability, his participation in this Plan automatically and without any act on his part shall terminate as of the date of the termination of the Participant's employment. The Company promptly will refund to the Participant the amount of the balance of his Account, and thereupon his interest in and option under this Plan shall terminate. Nothing in this Plan shall prevent the Company or any Subsidiary from terminating any Participant's employment.

          (b) TERMINATION BY RETIREMENT. If a Participant's employment terminates during a Plan Year because of Retirement of the Participant, the Participant may, at his election by written notice to the Company, either
     (i) exercise his option as of his Retirement date, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of his Account, in which event the Company promptly shall make such payment, and thereupon his interest in and option under this Plan shall terminate. If the Participant elects to exercise his option, the date of his Retirement shall be deemed to be the Exercise Date for the purpose of computing the Option Price.

          (c) TERMINATION BY DEATH OR TOTAL DISABILITY. If a Participant dies or suffers a Total Disability during a Plan Year, the Participant or his Personal Representative, as the case may be, by written notice to the Company, may either (i) exercise the Participant's option as of the date of death or Total Disability, in which event the Company shall apply the balance of his Account to the purchase, at the Option Price, of whole shares of Common Stock and refund the excess, if any, or (ii) request payment of the balance of the Participant's Account, in which event the Company promptly shall make such payment to the Participant or his Personal Representative, and thereupon the Participant's interest in and option under this Plan shall terminate. If the option is exercised, the date of death or Total Disability shall be deemed to be the Exercise Date for the purpose of computing the Option Price. If the Company does not receive such notice within 90 days of the date of Participant's death or Total Disability, the Participant or his Personal Representative shall be conclusively presumed to have elected alternative (ii) above and requested the payment of the balance of the Participant's Account.

     8. RESTRICTION UPON ASSIGNMENT. An option granted under this Plan shall not be transferable otherwise than by will or the laws of descent and distribution pursuant to Section 7(c) hereof, and is exercisable during the Participant's lifetime only by the Participant (or his Personal Representative in the event of the Participant's Total Disability). The Company will not recognize any assignment or purported assignment by a Participant of his option or of any rights under his option or under this Plan.

     9. NO RIGHTS AS STOCKHOLDER. With respect to shares of Common Stock subject to an option, a Participant shall not be deemed to be a stockholder and shall not have any of the rights or privileges of a stockholder until a certificate for shares of Common Stock has been issued to the Participant following the exercise of his option.

     10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization or merger in which the Company is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued under this Plan.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, this Plan shall terminate, and any outstanding options shall terminate and the Company thereupon will promptly refund the balance of the Participants' Accounts to the Participants, unless (i) the Committee shall determine, in its sole and absolute discretion, that any or all options under this Plan shall accelerate and become immediately exercisable or (ii) provision shall be made in connection with such transaction for the assumption of options theretofore granted hereunder, or the substitution for such options of new options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. If the Committee determines to accelerate any or all of the options, the acceleration date designated by the Committee shall be deemed to be the Exercise Date for the purpose of computing the option price of the accelerated option.

     In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

     11. USE OF FUNDS; NO INTEREST PAID. All amounts withheld from Participants' paychecks hereunder and credited to their Accounts will be included in the general funds of the Company free of any trust or other restriction and may be used by the Company for any corporate purpose. Under no circumstances shall interest on such amounts be paid to any Participant or credited to his Account.

     12. AMENDMENT OF THIS PLAN. The Board may amend, suspend or terminate this Plan at any time and from time to time; provided, however, that, if any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of shares of Common Stock that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 under the Exchange Act to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 423 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to stockholder approval.

     13. ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS. This Plan shall be administered by a committee composed of not less than two directors of the Company (the "Committee"), each of whom shall be a "disinterested person" as such term is defined in Rule 16b-3(c)(2)(i) under the Exchange Act. Each member shall serve for a term commencing on a date specified by the Board and continuing until he dies or resigns or is removed from office by the Board. The Committee shall have the power to make, amend and repeal rules and regulations for the interpretation and administration of this Plan consistent with the qualification of this Plan under Section 423 of the Code and consistent with Rule 16b-3 under the Exchange Act.

     14. TERM; APPROVAL BY STOCKHOLDERS. No option may be granted during any period of suspension nor after termination of this Plan, and in no event may any option be granted under this Plan after the date on which all of the Common Stock available under this Plan has been purchased.

     This Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan and shall be effective upon its approval by the stockholders.

     15. EFFECT UPON OTHER PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose.

     16. HEADINGS. Headings are provided herein for convenience only and shall not serve as a basis for interpretation or construction of this Plan.

     17. GOVERNING LAW. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

                                   EXHIBIT C

                           WYNN'S INTERNATIONAL, INC.

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1.  THE PLAN

     1.1  Purpose.

     The purpose of this Plan is to promote the success of the Company by providing an additional means, through the grant of Options, to attract, motivate and retain experienced and knowledgeable Eligible Directors. Capitalized terms used herein are defined in Article 4.

     1.2  Administration.

          (a) Board Authority and Powers; Interpretation. This Plan shall be, to the maximum extent possible, self-effectuating. This Plan shall be interpreted and, to the extent any determinations are required hereunder, shall be administered by the Board. Subject to the express provisions of this Plan, the Board shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation and Participants under this Plan.

          (b) Binding Determinations. Any action taken by, or inaction of, the Corporation or the Board relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or officer of the Corporation shall be liable for any such action or inaction.

          (c) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Board may obtain and may rely upon the advice of experts, including professional advisors to the Corporation.

          (d) Delegation. The Board may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation.

     1.3  Shares Available for Options.

          (a) Common Stock. Subject to the provisions of Section 3.4, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

          (b) Number of Shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted to Eligible Directors under this Plan shall not exceed 50,000 shares, subject to adjustments contemplated by Section 3.4.

          (c) Calculation of Available Shares and Replenishment. Shares subject to outstanding Options shall be reserved for issuance. If any Option shall expire or be canceled or terminated without having been exercised in full, the undelivered shares subject thereto shall again be available for the purposes of this Plan.

2.   THE OPTIONS

    2.1  Automatic Option Grants.

          Subject to adjustments contemplated by Section 3.4:

          (a) Initial Options. Persons who are Eligible Directors at the time this Plan is first approved by the stockholders of the Corporation shall be granted, without any action by the Board, an Option to purchase 2,000 shares of Common Stock (the Option Date of which shall be the date of stockholder approval of this Plan). After approval of this Plan by the stockholders of the Corporation, if any person who is not then an Eligible Director of the Company shall become for the first time an Eligible Director of the Corporation, there shall be granted automatically to such person, without any action by the Board, an

     Option to purchase 2,000 shares of Common Stock (the Option Date of which shall be the date such person becomes an Eligible Director).

          (b) Subsequent Options. At the close of business on the date of the annual stockholders meeting of the Corporation during the term of this Plan, commencing in 1995, there shall be granted automatically, without any action by the Board, to each Eligible Director who is reelected as a director at such meeting, provided that such Eligible Director has been an Eligible Director for at least one year prior to such date, an Option to purchase 1,000 shares of Common Stock (the Option Date of which shall be the date of such annual stockholders meeting).

          (c) Maximum Number of Shares. Any annual grant under Section 2.1(b) that would otherwise exceed the maximum number of shares set forth in
     Section 1.3(b) shall be prorated within such limitation among the number of Eligible Directors entitled thereto.

          (d) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.1 (the "Option Price") shall be 100% of the Fair Market Value of the Common Stock on the Option Date.

          (e) Option Period and Exercisability. Each Option granted under this Plan shall become exercisable in installments at the rate of 70% of the shares initially underlying such Option on the first anniversary of the Option Date and an additional 10% of such shares on each of the next three anniversaries thereof.

          (f) Non-Qualified Options. Each Option granted under this Plan is intended to be a non-qualified stock option (i.e., not an "incentive stock option") under the Code and shall be so designated.

    2.2  Payment of Option Price.

     The Option Price of any Option granted under this Plan shall be paid in full at the time of each exercise in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

    2.3  Option Period.

     Each Option granted under this Plan and all rights or obligations thereunder shall expire ten years after the Option Date and shall be subject to earlier termination as provided herein.

    2.4  Limitations on Exercise and Vesting of Options.

          (a) Provisions for Exercise. No Option shall be exercisable or shall vest until at least six months after the initial Option Date, and once exercisable an Option shall remain exercisable until the expiration or earlier termination of the Option.

          (b) Procedure. Any exercisable Option shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with the required payment of the Option Price.

          (c) Fractional Shares. Fractional share interests shall be disregarded, but may be accumulated.

3.   OTHER PROVISIONS

    3.1  Rights of Participants and Beneficiaries.

          (a) No Service Commitment. Nothing contained in this Plan (or in any other document related to this Plan or to any Option) shall confer upon any Participant the right to continue to serve as a director of the Corporation nor shall interfere in any way with the right of the Corporation to change director compensation or other benefits or to terminate the Participant's service as a director, with or without cause. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Corporation's Certificate of Incorporation or Bylaws regarding service on the Board or adversely affect any independent contractual right of any Eligible Director without his or her consent thereto.

          (b) Plan Not Funded. Options payable under this Plan shall be payable in shares and except for the shares reserved for issuance under the Plan, no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation by reason of any Option hereunder. Neither the provisions of this Plan (or of any related document), the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan, shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Corporation.

    3.2  No Transferability.

     Options may be exercised only by, and shares issuable pursuant to an Option shall be issued only to, the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant. Other than by will or the laws of descent and distribution, no right or benefit under this Plan or any Option, including, without limitation, any Option that has not vested, shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

    3.3  Termination of Directorship.

     If a Participant ceases to be a member of the Board, each Option theretofore granted to him or her shall terminate and become null and void to the extent it was not exercisable as of the date he or she ceased to be a member of the Board (the "Cessation Date"). If a Participant ceases to be a member of the Board for a reason other than death or Total Disability, the Participant shall have ninety (90) days from the Cessation Date or until the expiration date of the Option, whichever occurs first, to exercise each Option held by the Participant to the extent it was exercisable as of the Cessation Date. If a Participant ceases to be a member of the Board as a result of death or Total Disability, the Participant or his or her Beneficiary or Personal Representative, as the case may be, shall have one year from the Cessation Date or until the expiration date of the Option, whichever occurs first, to exercise each Option held by the Participant to the extent it was exercisable as of the Cessation Date. If a Participant ceases to be a member of the Board as a result of death or Total Disability, the Board may, in its discretion, consider to be exercisable a greater portion of the Participant's Option than would otherwise be exercisable as of the Cessation Date, upon such terms as the Board shall determine.

    3.4  Adjustments Upon Changes in Capitalization.

     If the outstanding shares of Common Stock are increased, decreased or changed into, or exchanged for, a different number or kind of shares or securities of the Corporation through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, an appropriate adjustment shall be made in the number and kind of shares that may be issued upon the exercise of Options. A corresponding adjustment to the Option Price of Options granted prior to any such change shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Option not exercised, vested or issued but with a corresponding adjustment in the price for each share.

     Subject to the provisions of Section 3.5, upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or upon a sale of all or substantially all of the property of the

Corporation to another corporation, this Plan shall terminate, and any outstanding Options shall be forfeited, unless provision shall be made in connection with such transaction for the assumption of Options theretofore granted, or the substitution for such Options with new stock options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices.

     In so adjusting Common Stock to reflect such changes, or in determining that no such adjustment is necessary, the Board of Directors may rely upon the advice of independent counsel and accountants of the Corporation, and the determination of the Board of Directors shall be conclusive; provided, however, that (i) such adjustment or determination and the Board's actions in respect thereof are based on objective criteria, and (ii) any adjustment (to the extent consistent with Section 3.11(c)) is consistent with adjustments to comparable stock options of the Corporation held by persons other than directors of the Corporation. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

    3.5  Acceleration of Options.

          (a) In General. Subject to the provisions of Section 3.5(c) below, upon the occurrence of a Reorganization Transaction or a Change in Control, each Option that has been held for six months or more (an "Eligible Option") shall become immediately exercisable to the full extent theretofore not exercisable. Acceleration of Eligible Options shall comply with applicable regulatory requirements, including, without limitation, Rule 16b-3. For purposes of this Section 3.5 only, the "Board" means the Board of Directors of the Corporation as constituted immediately prior to the Reorganization Transaction or Change in Control.

          (b) Surrender of Eligible Options. Each Participant who is the holder of an Eligible Option must surrender all outstanding and unexercised Eligible Options to the Corporation within thirty (30) days after a Reorganization Transaction or Change in Control occurs. The Board shall provide written notice of such event and the date thereof to each holder of an Eligible Option. Upon surrender of an Eligible Option pursuant to this
     Section 3.5, the Corporation shall cancel the same and shall pay to the Participant with respect to each share covered by the Eligible Option an amount in cash equal to the difference between the Per-Share Consideration and the Option Price per share.

          (c) Discretion of Board. If, prior to a Reorganization Transaction or a Change in Control, the Board determines that upon its occurrence, there shall be no acceleration of Options or that only certain Options shall be accelerated in whole or in part, then such determination of the Board of Directors shall supersede the provisions of Sections 3.5(a) and 3.5(b) above; provided, however, that (i) such determination and the Board's actions in respect thereof are based on objective criteria, and (ii) any determination (to the extent consistent with Section 3.11(c)), is consistent with the acceleration or non-acceleration of comparable stock options of the Corporation held by persons other than directors of the Corporation.

    3.6  Compliance with Laws.

     This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock, and/or of other securities pursuant to Section 3.4, under this Plan or under Options are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal tax and securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure such compliance.

    3.7  Amendment, Suspension and Termination of Plan.

          (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Options may be granted during any suspension of this

     Plan or after termination of this Plan, but the Board shall retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan.

          (b) Stockholder Approval. To the extent required by law or the provisions of Rule 16b-3 as in effect at the time of any proposed amendment, any amendment to this Plan or any then outstanding Option shall be subject to stockholder approval.

          (c) Limitations on Amendments to Plan and Options. The provisions of this Plan shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision). No amendment, suspension or termination of this Plan or any modification of the terms of any outstanding Option shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 3.4 shall not be deemed to constitute changes or amendments for purposes of this Section 3.7.

    3.8  Privileges of Stock Ownership.

     Except as otherwise expressly authorized by this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock subject to an Option granted under this Plan not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights accruing to stockholders for which the record date is prior to such date of delivery.

    3.9  Effective Date of Plan.

     This Plan shall be effective as of February 7, 1994, the date of Board approval, subject to stockholder approval within twelve (12) months thereafter.

    3.10  Term of Plan.

     No Option shall be granted more than ten (10) years after the effective date of this Plan. Unless otherwise expressly provided in this Plan or in an Option Agreement, any Option theretofore granted may extend beyond such date, and this Plan shall continue to apply thereto.

    3.11  Miscellaneous.

          (a) Governing Law. This Plan, the Options, all documents evidencing Options and all other related documents shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

          (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

          (c) Plan Construction. It is the intent of the Corporation that this Plan and Options hereunder satisfy and be interpreted in a manner that, in the case of persons who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

          (d) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board to grant awards or authorize any other compensation under any other plan or authority.

4.   DEFINITIONS

    4.1  Definitions.

          (a) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Option Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (b) "Board" shall mean the Board of Directors of the Corporation or, with respect to administrative matters (as distinguished from Plan amendments, suspension or termination), any duly authorized committee of members of the Board designated to administer this Plan.

          (c) A "Change in Control" shall be deemed to have occurred if (i) any change occurs which is required to be reported in response to the proxy regulations of the Commission; (ii) any "person" (as such term is used in Section 3(a)(9) and Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Corporation, is or becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 40% or more of the combined voting power of the Corporation's then outstanding securities;
     (iii) during any period of two consecutive years individuals who, at the beginning of such period, constitute the Board, cease for any reason to constitute at least a majority thereof unless the election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or
     (iv) shares of Common Stock are first purchased pursuant to an exchange or tender offer other than an offer by the Corporation or a Subsidiary.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Commission" shall mean the Securities and Exchange Commission.

          (f) "Common Stock" shall mean the Common Stock of the Corporation, $1.00 par value per share, and such other securities as may become the subject of Options, or become subject to Options, pursuant to an adjustment made under Section 3.4 of this Plan.

          (g) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

          (h) "Corporation" shall mean Wynn's International, Inc., a Delaware corporation, and its successors.

          (i) "Eligible Director" shall mean a member of the Board of Directors of the Corporation who is not (1) an officer or employee of the Corporation or any Subsidiary at the time of the grant of the Option or (2) a person to whom equity securities of the Corporation or an affiliate have been granted or awarded within the year prior to the date of grant or other applicable date of determination, under or pursuant to the Corporation's Stock-Based Incentive Award Plan or any other plan of the Corporation or an affiliate (except this Plan or any other formula or ongoing securities acquisition plan, the participation in which does not compromise the disinterested administration of this Plan or any other such plan under Rule 16b-3) or (3) until the expiration of the transition period under Rule 16b-3 for all purposes of this Plan, a person who is eligible to participate in any other such plan.

          (j) "Eligible Option" has the meaning given to such term in Section 3.5(a).

          (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (l) "Fair Market Value" on any specified date shall mean the closing price of the Common Stock on the New York Stock Exchange as reported on the Composite Tape and published in the Western Edition of The Wall Street Journal, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock, as so reported and published, on the next preceding date on which there was trading in the Common Stock; provided; however, that the Board, in determining such Fair Market Value, may utilize such other exchange, market or factors affecting value as it may deem appropriate.

          (m) "Option" shall mean an option to purchase Common Stock authorized and granted under this Plan, and related rights.

          (n) "Option Agreement" shall mean a written agreement setting forth the terms of an Option.

          (o) "Option Date" shall mean the applicable date set forth in Article
     2.

          (p) "Option Price" has the meaning given to such term in Section
     2.1(d).

          (q) "Participant" shall mean an Eligible Director who has been granted an Option under the provisions of this Plan.

          (r) "Per-Share Consideration" shall mean (i) in the case of a Reorganization Transaction, the highest price per share of Common Stock provided for in the agreement for the Reorganization Transaction or, in the case of a Reorganization Transaction involving the dissolution of the Corporation, the highest amount per share to be distributed to the stockholders, or (ii) in the case of a Change in Control, the highest price per share of Common Stock offered pursuant to the tender or exchange offer if the Change in Control resulted therefrom, or the Fair Market Value of one share of Common Stock on the date the Change in Control occurred, if it occurred other than pursuant to a tender or exchange offer, in each case as determined by the Board, whose determination shall be final and conclusive. A Reorganization Transaction or Change in Control shall be deemed to have occurred on the date the Board obtains actual knowledge of the Reorganization Transaction or Change in Control.

          (s) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (t) "Plan" shall mean this Wynn's International, Inc. Non-Employee Directors' Stock Option Plan.

          (u) "Reorganization Transaction" shall mean the approval by the stockholders of the Corporation of (i) the merger or consolidation of the Corporation with or into any other corporation (other than a wholly-owned Subsidiary) and the Corporation does not survive or survives only as a subsidiary of another corporation, or (ii) the sale of all or substantially all of the Corporation's assets to any other corporation (other than a wholly-owned Subsidiary), or (iii) dissolution of the Corporation.

          (v) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

          (w) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (x) "Total Disability" shall mean the total and permanent physical or mental disability of a Participant, evidenced by an inability to engage in any substantial gainful activity, as determined by the Board.

PRELIMINARY COPIES


                          WYNN'S INTERNATIONAL, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR ANNUAL MEETING MAY 11, 1994

        The undersigned, a stockholder of WYNN'S INTERNATIONAL, INC., a Delaware corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 1993; and, revoking any proxy previously given, hereby constitutes and appoints James Carroll, Gregg M. Gibbons and Seymour A. Schlosser, and each of them, his true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel, 100 The City Drive, Orange, California 92668, on Wednesday, May 11, 1994, at 10:00 A.M., local time, and at any adjournment thereof, on all matters coming before said meeting.

        The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 5.

        1. Election of Three Directors. Nominees: Wesley E. Bellwood, John D. Borie and James D. Woods
           For all nominees / /  Withhold authority to vote for all nominees / /

           (AUTHORITY TO VOTE FOR ANY NOMINEE NAMED MAY BE
           WITHHELD BY LINING THROUGH THAT NOMINEE'S NAME.)

         2. Approval of an amendment to the Company's
            Certificate of Incorporation to increase the
            number of authorized shares of the Company's
            Common Stock from 10,000,000 to 20,000,000.
               FOR / /          AGAINST / /          ABSTAIN / /

         3. Approval of the Wynn's International, Inc.
            Employee Stock Purchase Plan.
               FOR / /          AGAINST / /          ABSTAIN / /

         4. Approval of the Wynn's International, Inc.
            Non-Employee Directors' Stock Option Plan.
               FOR / /          AGAINST / /          ABSTAIN / /

         5. Approval of Ernst & Young as independent
            auditors for the fiscal year ending December 31, 1994.
               FOR / /          AGAINST / /          ABSTAIN / /

         6. In their discretion, upon any other matters as may properly come before the meeting.

                  (continued and to be signed on other side)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.
Dated              , 1994

                                                    -------------------------
                                                    Signature of Stockholder

                                                    -------------------------
                                                    Signature of Stockholder

This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title, as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of
the corporation and should indicate his or her title.   PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.